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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 23, 1998, except as to Note 12 which is dated May 25, 1998, appearing on page 31 of Arbor Software Corporation's Annual Report on Form 10-K for the year ended March 31, 1998.

/s/ Pricewaterhouse Coopers LLP
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Pricewaterhouse Coopers LLP
San Jose, California
August 26, 1998